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                                                                   EXHIBIT 10.75

                  Agreement and Fourth Amendment (the "Agreement"), effective as
                                                       ---------
                  of February 13, 2002, by and among Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company"), Elan
                                                            -------
                  International Services, Ltd. ("EIS"), a Bermuda exempted
                                                 ---
                  limited liability company and a wholly owned subsidiary of Elan Corporation, plc, an Irish public limited liability company ("Elan"), Elan Pharma International Limited, an Irish
                            ----
                  private limited liability company and a wholly owned subsidiary of Elan and an affiliate of EIS ("EPIL"), and Elan
                                                               ----
                  Pharmaceutical Investments III, Ltd., a Bermuda exempted limited liability company ("EPIL III").
                                              --------
                  -------------------------------------------------------------

                                    RECITALS:

                  The Company, EIS and EPIL have entered into a Securities Purchase Agreement dated as of December 21, 2000 (together with all amendments prior to the date hereof, the "Purchase Agreement"), pursuant to which the
                               ------------------
Company issued and sold to EIS, and EIS purchased from the Company, (i) 12,015 shares of Series C Preferred Stock, par value US$0.01 per share, of the Company (the "Series C Preferred Stock"), (ii) a warrant to purchase up to 22,191 shares of Series B Preferred Stock, par value US$0.001 per share, the Company ("Series B Preferred Stock"), (iii) 28,457 shares of Series B Preferred Stock and (iv) 825,000 shares of common stock, par value US$0.001 per share, of the Company (the "Common Stock");

                  The Company, EIS and EPIL have entered into a Registration Rights Agreement dated as of December 21, 2000 (together with all amendments prior to the date hereof, the "Registration Rights Agreement"), pursuant to
                               -----------------------------
which the Company agreed, in certain circumstances as set forth in the Registration Rights Agreement, to register with the Securities and Exchange Commission any or all Registrable Securities held by a Holder;

                  On March 16, 2001, EIS has assigned to EPIL III, and EPIL III assumed from EIS, (i) 12,015 shares of Series C Preferred Stock, (ii) the warrant to purchase up to 22,191 shares of Series B Preferred Stock, (iii) 825,000 shares of Common Stock, (iv) 28,457 shares of Series B Preferred Stock and (v) the rights of EIS under the Registration Rights Agreement with respect to the shares of Common Stock underlying each of the securities so assigned;

                  The Company and EPIL have agreed to permit US$1,375,044.56 in outstanding principal, together with all unpaid and accrued interest on such principal, advanced or requested (in writing) to be advanced as of the date hereof by EPIL to the Company pursuant to a certain Convertible Promissory Note, dated December 21, 2000, issued by the Company to EPIL (the "Convertible Note"), to be converted into shares of Common Stock and Series B Preferred Stock upon the terms set forth herein; and

                  The parties desire to amend the Purchase Agreement and the Registration Rights Agreement to modify the rights of EIS, EPIL and EPIL III and their respective affiliates and

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transferees, as provided herein. Each term not otherwise defined herein shall have the meaning ascribed to such term in the Purchase Agreement or the Registration Rights Agreement, as the case may be.

                  In consideration of the foregoing premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1.       Purchase Agreement Amendments. Subject to the conditions set
                  -----------------------------
forth herein, the Purchase Agreement is hereby amended as follows:

                  1.1 Section 1(f) of the Purchase Agreement (including all prior amendments to this section) is hereby replaced with the following:

                  "(f)   Second Closing. (A) Provided that the Initial Closing
                         --------------
         shall have occurred, upon the completion of enrollment of clinical trial OP201 for compound being developed by Newco or the Company, EIS shall, subject to obtaining any required approvals under the Mergers Acts, HSR Act, and any similar law and regulation, purchase shares of Series B Preferred Stock for an aggregate amount of either US$500,000 or US$1,000,000, which amount shall be at the sole discretion of EIS (the "Second Purchase Price"), at a price per share equal to ten times
               ---------------------
         the greater of (1) 25% premium over the Average Daily Price for the 60 trading day period immediately prior to the Later Date and (2) the Average Daily Price for the last trading day prior to the Later Date (the greater being the "Later Stock Price"). The term "Average Daily
                                 -----------------
         Price" shall mean the amount equal to the average of the highest and lowest trade price for Incara Common Stock on a given trading day. In addition, EIS shall purchase from the Company warrants to acquire shares of Series B Preferred Stock equal to 20% of the shares of Series B Preferred Stock purchased at the Second Closing, in the form attached hereto as Exhibit G (the "Later Incara Warrants"). Notwithstanding the above, in no event during the life of this Agreement shall the number of shares of Series B Preferred Stock purchased or underlying warrants issued in the Second Closing (it being understood that the warrants to be issued in the Second Closing shall be exercisable for a number of shares of Series B Preferred Stock equal to 20% of the number of shares of Series B Preferred Stock purchased in the Second Closing) exceed 150,000 shares (as such number may be adjusted for stock splits, combinations, recapitalizations, reclassifications and dividends effected subsequent to December 21, 2000, the "Second Closing Maximum
                                                        ----------------------
         Shares"), which represents less than 20% of the Incara Common Stock
         ------
         issued and outstanding on December 21, 2000 (on an as converted basis). If this limitation on the amount of Series B Preferred Stock is triggered, the Second Purchase Price shall not be US$500,000 or US$1,000,000, as selected by EIS, but instead shall be equal to the Later Stock Price multiplied by the quotient of (i) the Second Closing Maximum Shares divided by (ii) 1.2, and the purchase of Series B Preferred Stock by EIS at the Second Closing shall be in the sole discretion of EIS. At the Second Closing (i) EIS shall pay the Second Purchase Price by wire transfer of the Second Purchase Price to an account designated in writing by the Company, (ii) the Company shall cause to be delivered to EIS (A) certificates representing the shares of Series B Preferred Stock issued to EIS, (B) the Later Incara Warrants, (C) a customary secretary's certificate from

                                        2

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         the secretary of the Company, including certification as to the incumbency of the officers of the Company executing any documents, (D) an officer's certificate certifying and confirming that the conditions described in Section 1(f)(B)(i)-(iii) below have been satisfied, (E) an opinion of counsel to the Company reasonably satisfactory to EIS, and
         (iii) either EIS or the Company shall deliver any other documents or instruments reasonably requested by a party hereto."

                  1.2 Section 5(b) of the Purchase Agreement is hereby amended by replacing the last sentence of Section 5(b) with the following:

                  "At all times that EIS or any of its Affiliates does not have its own designee sitting on the Company's Board of Directors, the Company shall use its best efforts to ensure that EIS or such Affiliate of EIS (or their respective permitted transferee or assignee) shall be entitled to appoint an observer to attend each meeting of the Company's Board of Directors (the "Board"), to receive notices of each meeting of the Board (or action to be taken by written consent of the Board) and to receive copies of all materials provided to all members of the Board as a group. Such observer shall be subject to the same confidentiality provisions as apply to any director of EIS pursuant to Clause 21 of the Subscription, Joint Development and Operating Agreement among Elan Corporation, PLC, Elan Pharma International, Ltd., EIS and the Company."

                  1.3 Section 16 of the Purchase Agreement is hereby amended by replacing the last sentence thereof with the following:

                  "Other than as set forth above, no party shall assign or transfer all or any part of this Agreement, the Securities and the Underlying Shares, or any interest therein, without the prior written consent of the other party; provided that, consent of the Company shall not be required in connection with the sale, transfer or other disposition of any Securities or the Underlying Shares in the event that such Securities or the Underlying Shares are the subject of a registration statement filed with the SEC or are eligible to be sold under Rule 144 promulgated under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC."

         2.       Registration Rights Agreement Amendments. Subject to the
                  ----------------------------------------
conditions set forth herein, the Registration Rights Agreement is hereby amended as follows:

                  2.1 Section 2(a) of the Registration Rights Agreement is hereby amended by deleting the fifth sentence of Section 2(a) (which stated "The Holders shall in the aggregate be permitted a total of one Demand Registration hereunder"), and replacing it in its entirety with the following sentence:

                                        3

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                  "The Holders shall in the aggregate be permitted a total of two Demand Registrations hereunder."

         3.       Conversion of Outstanding Indebtedness.
                  --------------------------------------

                  3.1 Subject to the conditions set forth herein, EPIL hereby agrees to convert US$1,400,169.05 (which is comprised of US$1,375,044.56 in outstanding principal and US$25,124.49 in unpaid and accrued interest on such principal), due and owing under the Convertible Note (the "Outstanding Amount") into (i) 480,000 shares of Common Stock (determined by dividing US$628,800.00 by the lower of (a) the average closing sale price of the Common Stock as reported on the Nasdaq Market for the five trading days immediately prior to the date of this Agreement and (b) the closing sale price of the Common Stock as reported on the Nasdaq Market on the last trading day immediately prior to the date of this Agreement (the "Common Stock Conversion Price") and
         (ii) 58,883 shares of Series B Preferred Stock (determined by dividing US$771,369.05 by ten times the Common Stock Conversion Price).

                  3.2 The Company and EPIL agree that (i) this Section 3 shall constitute notice of conversion pursuant to Section 4(a) of the Convertible Note, (ii) the conversion of the Outstanding Amount shall occur prior to the date specified in the Convertible Note, (iii) the conversion price applicable to this conversion differs from Section 4(a) of the Note, (iv) upon consummation of the conversion pursuant to this Section 3, the principal amount that may be advanced under the Note shall be reduced to US$3,430,955.44 and (v) other than as modified in connection with this conversion, the terms of the Convertible Note continue to be in force with respect to any additional advances made under the Convertible Note.

         4.      Restriction on Conversion of Certain Shares of Series B
                 -------------------------------------------------------
Preferred Stock. Each of EIS and EPIL hereby agrees that it shall not exercise
---------------
the right to convert into shares of Common Stock any share of Series B Preferred Stock obtained by as a result of the conversion of the Note pursuant to Section 3 of this Agreement or as a result of the consummation of the second closing contemplated by Section 1(f) of the Purchase Agreement, prior to the second anniversary of the issuance by the Company of such share of Series B Preferred Stock. Any assignment or transfer of such shares of Series B Preferred Stock by EPIL or EIS shall be conditioned upon agreement by such transferee or assignee to be bound by the restriction on conversion set forth herein.

         5.       Conditions to Obligations of EIS and EPIL. The obligations of
                  -----------------------------------------
each of EIS, EPIL and EPIL III under this Agreement are subject to the satisfaction of the following conditions (or the waiver by EIS, EPIL and EPIL III thereof in writing):

                  5.1 No material breach or default by the Company under any Transactions Document shall have occurred and be continuing; and

                  5.2   Except as set forth on Annex A attached hereto, the
                                               -------
         representations and warranties of the Company contained in Article 2 of the Purchase Agreement shall be true and correct in all material respects as of this Agreement.

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     6. Conditions to Obligations of the Company. The obligations of the Company
        ---------------------------------------- under this Agreement are subject to the satisfaction of the following conditions (or the waiver by the Company thereof in writing):

        6.1   The representations and warranties of EIS and EPIL contained in
     Article 3 of the Purchase Agreement shall be true and correct in all material respects as of the date of this Agreement.

     7. Amendment and Waiver. This Agreement may not be modified or amended, or -------------------- any of the provisions hereof waived, except by written agreement of the Company,EIS, EPIL and EPIL III, dated after the date hereof.

     8. Headings. The section and paragraph headings contained in this Agreement -------- are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

     9. Entire Agreement. This Agreement, the Subscription Agreement and the ---------------- Transaction Documents (as such Transaction Documents have been amended prior to the date hereof) contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto. Other than as amended hereby, all Transaction Documents remain in full force and effect.

     10. Governing Law. This Agreement shall be governed in all respects by the ------------- laws of the State of New York, without giving effect to principles of conflicts of laws, and in accordance with the terms of Section 13 of the Purchase Agreement.

     11. Counterparts. This Agreement may be executed in any number of ------------ counterparts, including by facsimile signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12. Expenses. Each of the parties shall be responsible for its own costs -------- and expenses incurred in connection with the transactions contemplated hereby; provide that the Company shall indemnify EIS, EPIL, EPIL III, their stockholders, officers, directors and assigns, their affiliates, and their affiliates' stockholders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Indemnified
                                                            -----------
Person"), and save and hold each Indemnified Person harmless from and against ------ and pay on behalf of or reimburse each such Indemnified Person, as and when incurred, for any and all costs and expenses (including attorneys' fees and expenses) incurred by any Indemnified Person incurred or become subject to, as a result of, in connection with, relating or incidental to or by virtue of, the enforcement of the terms of this Agreement or the Transaction Documents to the extent such documents have been amended hereby.

     13. Successors and Assigns. The provisions hereof shall inure to the ---------------------- benefit of, and be binding upon, the successors and assigns of the parties hereto.

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     14. Severability. In case any provision of this Agreement shall be invalid,
         ------------ illegal or unenforceable, the validity, legality and enforceabilityof the remaining provisions shall not be in any way affected or impaired thereby.

                           [Signature Pages to Follow]
                           ---------------------------



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         In Witness Whereof, the parties have caused this Agreement to be executed as of the date first above written.

                  Incara Pharmaceuticals Corporation

                  By:
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                  Name:
                       ---------------------------------------------------------

                  Title:
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                  Elan International Services, Ltd.

                  By:
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                  Name:
                       ---------------------------------------------------------

                  Title:
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                  Elan Pharma International Limited

                  By:
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                  Name:
                       ---------------------------------------------------------

                  Title:
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                  Elan Pharmaceutical Investments III, Ltd.

                  By:
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                  Name:
                       ---------------------------------------------------------

                  Title:
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